EXHIBIT 99.4

TOGA LIMITED

INSIDER TRADING POLICY

Adopted June 10, 2020

This Insider Trading Policy (this “Policy”) provides guidelines with respect to transactions in the securities of Toga Limited (this “Company”), and the handling of confidential information about this Company and the companies with which this Company does business (“Other Companies”). This Company’s Board of Directors (the “Board”) has adopted this Policy to promote compliance with all federal and state securities laws that prohibit certain persons who are aware of material nonpublic information about this Company or Other Companies from: (i) trading in securities of this Company and any of the Other Companies or (ii) providing material nonpublic information to other persons who may trade on the basis of that information.

Persons Subject to this Policy

This Policy applies to all officers of this Company and its subsidiaries, all members of the Board, and all employees of this Company and its subsidiaries. This Company may also determine that other persons should be subject to this Policy, such as contractors or consultants who have access to material nonpublic information of this Company or any Other Company. This Policy also applies to family members, other members of a person’s household, and entities controlled by a person covered by this Policy, as described below.

Transactions Subject to this Policy

This Policy applies to transactions in this Company’s securities (collectively referred to in this Policy as “Company Securities”), including this Company’s common stock and preferred stock, warrants, options, convertible promissory notes, and any other type of derivative security, whether or not issued by the Company.

Individual Responsibility

This Company depends upon the conduct and diligence of its directors, officers, and other employees and consultants and this Company’s affiliates, in both their professional and personal capacities, to ensure full compliance with this Policy. Persons subject to this Policy have ethical and legal obligations to maintain the confidentiality of information about this Company and Other Companies (as applicable) and not to engage in transactions in Company Securities or securities of Other Companies while in possession of material nonpublic information about this Company or Other Companies. No one (especially persons subject to this Policy) may engage in illegal trading, and all such persons must avoid the appearance of improper trading. Each individual is responsible for making sure that he or she complies with this Policy, and that any family member, household member, or entity whose transactions are subject to this Policy, as discussed below, also comply with this Policy. In all cases, the responsibility for determining whether an individual is in possession of material nonpublic information rests with that individual. Any action on the part of this Company, the Compliance Director (as defined below), or any other employee or director pursuant to this Policy (or otherwise) does not in any way constitute legal advice or insulate an individual from any liability under applicable securities laws. You could be subject to severe legal penalties and disciplinary action by this Company for any conduct prohibited by this Policy or by applicable securities laws, as described below in more detail under the heading “Consequences of Violations.”

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Administration of the Policy

The Company’s Chief Financial Officer, Alexander Henderson, shall serve as the Compliance Director (the “Compliance Director”) for the purposes of this Policy, and, in his absence, another director designated by the Compliance Director shall be responsible for administration of this Policy. The duties of the Compliance Director include, but are not limited to, the following:

•	Assisting with the implementation and enforcement of this Policy;

•	Circulating this Policy to all employees and ensuring that this Policy is amended as necessary to remain up to date with insider trading laws;

•	Pre-clearing all trading in securities of the Company in accordance with the procedures set forth in this Policy;

•	Providing approval of any Rule 10b5-1 plans and any prohibited transactions in accordance with the procedures set forth in this Policy; and

•	Providing a reporting system with an effective whistleblower protection mechanism.

All determinations and interpretations by the Compliance Director shall be final and not subject to further review.

Statement of Policy

It is the policy of this Company that none of its directors, officers, or other employees (or any other person designated by this Policy or by the Compliance Director as subject to this Policy), who is aware of material nonpublic information relating to this Company, may directly, or indirectly through family members or other persons or entities:

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Engage in the purchase or sale or short sale or any other transaction of any Company Securities, except as otherwise specified in this Policy under the headings “Transactions Under Company Plans,” “Transactions Not Involving a Purchase or Sale,” and “Rule 10b5-1 Plans”;

2.	Recommend the purchase or sale or short-sale of any Company Securities;

3.

Disclose material nonpublic information to (“tip”) persons within this Company whose jobs do not require them to have that information, or outside of this Company to other persons, including, but not limited to, family, friends, business associates, investors, and expert consulting firms, unless any such disclosure is made in accordance with this Company’s policies regarding the protection or authorized external disclosure of information regarding this Company; or

4.	Assist anyone engaged in the above activities.

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In addition, it is the policy of this Company that none of its directors, officers, or other employees (or any other person designated as subject to this Policy), who, in the course of working for this Company, learns of material nonpublic information about a company with which this Company does business, including a customer or supplier of this Company, may trade in that Other Company’s securities until the information becomes public or is no longer material.

There are no exceptions to this Policy, except as specifically noted herein. Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure or for tax payments), or even small transactions, are not excepted from this Policy. The securities laws do not recognize any mitigating circumstances, and, in any event, even the appearance of an improper transaction must be avoided to preserve this Company’s reputation for adhering to the highest standards of conduct.

Definition of Material Nonpublic Information

Material Information. Information is considered “material” if a reasonable investor would consider that information important in making a decision to buy, hold, or sell securities. Any information that could be expected to affect a company’s stock price, whether it is positive or negative, should be considered material. There is no bright-line standard for assessing materiality; rather, materiality is based on an assessment of all of the facts and circumstances at the time of the potential securities transaction, and is often evaluated by enforcement authorities with the benefit of hindsight. When in doubt about whether particular nonpublic information is material, you should presume it is material. If you are unsure whether information is material, you should either consult the Compliance Director before making any decision to disclose such information (other than to persons who need to know it) or to trade in or recommend securities to which that information relates or assume that the information is material. While it is not possible to define all categories of material information, some examples of information that ordinarily would be regarded as material (unless and until disseminated to the public; see, When Information is Considered Public, below) are:

•	Projections of future earnings or losses, or other earnings guidance;
•	Changes to previously announced earnings guidance (or estimates), or the decision to suspend earnings guidance, or unusual gains or losses in major operations;
•	Significant write-downs in assets or increases in reserves;
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A pending or proposed merger, acquisition, divestiture, recapitalization, strategic alliance, licensing arrangement, purchase or sale of substantial assets, joint venture, corporate restructuring or a tender offer;

•	A pending or proposed acquisition or disposition of a significant asset;
•	Significant related party transactions;
•	A change in dividend policy, the declaration of a stock split, or an offering of additional securities;
•	Bank borrowings or other financing transactions out of the ordinary course;
•	The establishment of a repurchase program for Company Securities;
•	A change in this Company’s (or any Other Company’s) pricing or cost structure;

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•	Major marketing changes;
•	A change in the Company’s management or Board;
•	A change in auditors or notification that the auditor’s reports may no longer be relied upon;
•	A significant change in accounting methods or policies;
•	Development of a significant new product, process, or service;
•	Pending or threatened significant litigation, the resolution of such litigation or government agency investigations;
•	Impending bankruptcy or the existence of severe liquidity problems;
•	Extraordinary borrowings;
•	The gain or loss of one or more significant customers, suppliers or contracts;
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A significant cybersecurity incident, such as a data breach, or any other significant disruption in this Company’s (or Other Company’s) operations or loss, potential loss, breach, or unauthorized access of its property or assets, whether at its facilities or through its information technology infrastructure; or

•	The imposition of an event-specific restriction on trading in Company Securities or the securities of any Other Company or the extension or termination of such restriction.

When Information is Considered Public. Information that has not been disclosed to the public is generally considered to be “nonpublic information.” In order to establish that the information has been disclosed to the public, it may be necessary to demonstrate that the information has been widely disseminated. Information generally would be considered widely disseminated if it has been disclosed through the Dow Jones “broad tape,” newswire services, a broadcast on widely-available radio or television programs, publication in a widely-available newspaper, magazine, or news website, or public disclosure documents filed with the Securities and Exchange Commission (the “SEC”) that are available on the SEC’s website. By contrast, information would likely not be considered widely disseminated if it is available only to this Company’s employees, or if it is only available to a select group of analysts, brokers, and institutional investors. Nonpublic information may also include undisclosed facts that are the subject of rumors, even if the rumors are widely circulated, as well as information that has been entrusted to the Company on a confidential basis until a public announcement of the information has been made and enough time has elapsed for the market to respond to a public announcement of the information as set forth below. As with questions of materiality, if you are not sure whether information is considered public, you should either consult with the Compliance Director or assume that the information is nonpublic and treat it as confidential.

Once information has been widely disseminated, it is still necessary to provide the investing public with sufficient time to absorb the information. As a general rule, information should not be considered fully absorbed by the marketplace until after the second (2nd) business day after the day on which the information has been released. If, for example, this Company were to make an announcement on a Monday, you should not trade in Company Securities until Thursday. Depending on the particular circumstances, this Company may determine that a longer or shorter period should apply to the release of specific material nonpublic information.

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Transactions by Family Members and Others

This Policy applies to your family members who reside with you (including a spouse, a child, a child away at college, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, and in-laws), anyone else who lives in your household, and any family members who do not live in your household but whose transactions in Company Securities are directed by you or are subject to your influence or control, such as parents or children who consult with you before they trade in Company Securities (collectively referred to as “Family Members”). You are responsible for the transactions of these other persons and, therefore, should make them aware of the need to confer with you before they trade in Company Securities. You should treat all such transactions for the purposes of this Policy and applicable securities laws as if the transactions were for you – for your own account. This Policy does not, however, apply to personal securities transactions of Family Members where the purchase or sale decision is made by a third-party not controlled by, influenced by, or related to you or your Family Members – for example, a professional financial advisor.

Transactions by Entities that You Influence or Control

This Policy applies to any entities that you influence or control, including any corporations, partnerships, or trusts (collectively referred to as “Controlled Entities”). Transactions by these Controlled Entities should be treated for the purposes of this Policy and applicable securities laws as if they were for you – for your own account.

Transactions Under Company Plans

This Policy does not apply in the case of the following transactions, except as specifically noted:

Stock Option Exercises. This Policy does not apply to the exercise of an employee stock option acquired pursuant to this Company’s plans, or to the exercise of a tax withholding right, pursuant to which a person has elected to have this Company withhold shares subject to an option to satisfy tax withholding requirements. This Policy does apply, however, to any sale of stock as part of a broker-assisted cashless exercise of an option, or any other market sale for the purpose of generating the cash needed to pay the exercise price of an option.

Restricted Stock Awards. This Policy does not apply to the vesting of restricted stock, or the exercise of a tax withholding right, pursuant to which you elect to have this Company withhold shares of stock to satisfy tax withholding requirements upon the vesting of any restricted stock. The Policy does apply, however, to any market sale of restricted stock.

Other Similar Transactions. Any other purchase of Company Securities from this Company or sales of Company Securities to this Company are not subject to this Policy.

Special and Prohibited Transactions

This Company has determined that there is a heightened legal risk and/or the appearance of improper or inappropriate conduct if the persons subject to this Policy engage in certain types of transactions. It, therefore, is this Company’s policy that any persons covered by this Policy may not engage in any of the following transactions, or should otherwise consider this Company’s preferences as described below:

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Short-Term Trading. Short-term trading of Company Securities may be distracting to the person and may unduly focus the person on this Company’s short-term stock market performance instead of this Company’s long-term business objectives. For these reasons, any director, officer, or other employee of this Company who purchases Company Securities in the open market may not sell any Company Securities of the same class during the six months following the purchase (or vice versa). Under certain circumstances, federal law would require that certain of such persons pay to this Company the profit that is made from those short-term trading activities.

Short Sales. Short sales of Company Securities (i.e., the sale of a security that the seller does not own) may evidence an expectation on the part of the seller that the securities will decline in value and, therefore, have the potential to signal to the market that the seller lacks confidence in this Company’s prospects. In addition, short sales may reduce a seller’s incentive to seek to improve this Company’s performance. For these reasons, short sales of Company Securities are prohibited. In addition, Section 16(c) of the Securities Exchange Act of 1934, as amended (the “
Exchange Act”), prohibits officers and directors from engaging in short sales. (Short sales arising from certain types of hedging transactions are governed by the paragraph below captioned “Hedging Transactions.”)

Publicly-Traded Options. Given the relatively short term of publicly-traded options, transactions in options may create the appearance that a director, officer, or employee is trading based on material nonpublic information and also focus a director’s, officer’s, or other employee’s attention on short-term performance at the expense of this Company’s long-term objectives. Accordingly, transactions in put options, call options, or other derivative securities, on a stock exchange or in any other organized market, are prohibited by this Policy. (Option positions arising from certain types of hedging transactions are governed by the paragraph below captioned “Hedging Transactions.”)

Hedging Transactions. Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments, such as prepaid variable forwards, equity swaps, collars, and exchange funds. Such transactions may permit a director, officer, or employee to continue to own Company Securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer, or employee may no longer have the same objectives as this Company’s other stockholders. Therefore, you may not enter into hedging or monetization transactions or similar arrangements with respect to the Company Securities.

Margin Accounts and Pledged Securities. Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information, or otherwise is not permitted to trade in Company Securities, directors, officers, and other employees are prohibited from holding Company Securities in a margin account or otherwise pledging Company Securities as collateral for a loan. (Pledges of Company Securities arising from certain types of hedging transactions are governed by the paragraph above captioned “Hedging Transactions.”)

Standing and Limit Orders. Standing and limit orders (except standing and limit orders under approved Rule 10b5-1 Plans, as described below) create heightened risks for insider trading violations similar to the use of margin accounts. There is no control over the timing of purchases or sales that result from standing instructions to a broker. As a result, the broker could (even unknowingly) execute a transaction when a director, officer, or other employee is in possession of material nonpublic information. Therefore, you are discouraged from placing standing or limit orders on Company Securities. If a person subject to this Policy determines that he or she must use a standing order or limit order, the order should be limited to short duration and should otherwise comply with the restrictions and procedures outlined below under the heading “Additional Procedures.”

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Additional Procedures

This Company has established additional procedures in order to assist it in the administration of this Policy, to facilitate compliance with laws prohibiting insider trading while in possession of material nonpublic information, and to avoid the appearance of any impropriety. These additional procedures are applicable only to those individuals described below.

Pre-Clearance Procedures. The persons designated by the Compliance Director as being subject to these procedures, as well as the Family Members and Controlled Entities of such persons, may not engage in any transaction (including any transfers, gifts, pledge or loans) in Company Securities without first obtaining pre-clearance of the transaction from the Compliance Director. A request for pre-clearance should be submitted to the Compliance Director at least two (2) business days in advance of the proposed transaction. The Compliance Director is under no obligation to approve a transaction submitted for pre-clearance and may determine not to permit the transaction. If a person seeks pre-clearance and permission to engage in the transaction is denied, then he or she should refrain from initiating any transaction in Company Securities and should not inform any other person of the restriction. The Compliance Director shall record the date each request is received, and the date and time each request is approved or disapproved. Unless revoked, a grant of permission will normally remain valid until the close of trading two business days following the day on which it was granted. If the transaction does not occur during the two day period, pre-clearance of the transaction must be re-requested.

When a request for pre-clearance is made, the requestor should carefully consider whether he or she may be aware of any material nonpublic information about this Company and should describe fully those circumstances to the Compliance Director. The requestor should also indicate whether he or she has effected any non-exempt “opposite-way” transactions within the past six months, and should be prepared to report the proposed transaction on an appropriate Form 4 or Form 5. The requestor should also be prepared to comply with SEC Rule 144 and file Form 144, if necessary, at the time of any sale.

Quarterly Trading Restrictions. The persons designated by the Compliance Director as subject to this restriction, as well as their Family Members or Controlled Entities, may not conduct any transactions involving Company Securities (other than as specified by this Policy), during a “Blackout Period,” given that they generally possess (or are presumed to possess) material nonpublic information about the Company’s financial results. For the first, second, and third fiscal quarters, the “Blackout Period” begins five (5) calendar days prior to the end of the respective fiscal quarter and ends on the third (3rd) business day following the date of the public release of this Company’s financial results for that quarter. In other words, for the first, second, and third fiscal quarters, these persons may only conduct transactions in Company Securities during the “Window Period” beginning on the fourth (4th) business day following the public release of this Company’s quarterly earnings and ending on the sixth (6th) calendar day prior to the close of the next fiscal quarter. For the fourth fiscal quarter (which is also the end of the fiscal year), the “Blackout Period” begins fifteen (15) calendar days prior to the end of the fiscal fourth quarter/year end and ends on the third (3rd) business day following the date of the public release of this Company’s financial results for the year. In other words, for the fourth fiscal quarter/year end, these persons may only conduct transactions in Company Securities during the “Window Period” beginning on the fourth (4th) business day following the public release of the Company’s annual earnings and ending on the sixteenth (16th) calendar days prior to the end of the first fiscal quarter of the next fiscal year.

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Under certain very limited circumstances, a person subject to this restriction may be permitted to trade during a Blackout Period, but only if the Compliance Director concludes that the person does not in fact possess material nonpublic information. Persons wishing to trade during a Blackout Period must contact the Compliance Director for approval at least two (2) business days in advance of any proposed transaction involving Company Securities.

Event-Specific Trading Restriction Periods. From time to time, an event may occur that is material to this Company and is known by only a few directors, officers, and/or employees. So long as the event remains material and nonpublic, the persons designated by the Compliance Director may not trade Company Securities. In addition, this Company’s financial results may be sufficiently material in a particular fiscal quarter that, in the judgment of the Compliance Director, designated persons should refrain from trading in Company Securities even sooner than the typical Blackout Period described above. In that situation, the Compliance Director may notify these persons that they should not trade in Company Securities, without disclosing the reason for the restriction. The existence of an event-specific trading restriction period or extension of a Blackout Period will not be announced to the entire Company and should not be communicated to any other person. Even if the Compliance Director has not designated you as a person who should not trade due to an event-specific restriction, you should not trade while aware of material nonpublic information. Exceptions will not be granted during an event-specific trading restriction period.

Exceptions. The quarterly trading restrictions and event-specific trading restrictions do not apply to those transactions to which this Policy does not apply, as described above under the headings “Transactions Under Company Plans” and “Transactions Not Involving a Purchase or Sale.” Further, the requirement for pre-clearance, the quarterly trading restrictions, and event-specific trading restrictions do not apply to transactions conducted pursuant to approved Rule 10b5-1 plans, described under the heading “Rule 10b5-1 Plans.”

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Rule 10b5-1 Plans

Rule 10b5-1 under the Exchange Act provides a defense from insider trading liability under Rule 10b-5. In order to be eligible to rely on this defense, a person subject to this Policy must enter into a Rule 10b5-1 plan for transactions in Company Securities that meets certain conditions specified in the Rule (a “Rule 10b5-1 Plan”). If the plan meets the requirements of Rule 10b5-1, Company Securities may be purchased or sold without regard to certain insider trading restrictions. To comply with the Policy, a Rule 10b5-1 Plan must be approved by the Compliance Director and meet the requirements of Rule 10b5-1 and this Company’s “Guidelines for Rule 10b5-1 Plans,” which are attached hereto as Exhibit A. In general, a Rule 10b5-1 Plan must be entered into at a time when the person entering into the plan is not aware of material nonpublic information. Once the plan is adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing, and timing of transactions in advance or delegate discretion on these matters to an independent third party. Any Rule 10b5-1 Plan must be submitted for approval ten (10) business days prior to the entry into the Rule 10b5-1 Plan. No further pre-approval of transactions conducted pursuant to the Rule 10b5-1 Plan will be required.

Post-Termination Transactions

This Policy continues to apply to transactions in Company Securities even after termination of service to this Company. If an individual is in possession of material nonpublic information when his or her service terminates, that individual may not trade in Company Securities until that information has become public or is no longer material. The pre-clearance procedures specified under the heading “Additional Procedures,” above, however, will cease to apply to transactions in Company Securities upon the expiration of any Blackout Period or other Company-imposed trading restrictions applicable at the time of the termination of service.

Consequences of Violations

The purchase or sale of securities while aware of material nonpublic information, or the disclosure of material nonpublic information to others who then trade in Company Securities, is prohibited by the federal and state laws. Insider trading violations are pursued vigorously by the SEC, U.S. Attorneys, and state enforcement authorities, as well as the laws of foreign jurisdictions. Punishment for insider trading violations is severe and could include significant fines and imprisonment. Given the severity of the potential penalties, compliance with this Policy is absolutely mandatory.

While the regulatory authorities concentrate their efforts on the individuals who trade, or who tip inside information to others who trade, the federal securities laws also impose potential liability on companies and other “controlling persons” if they fail to take reasonable steps to prevent insider trading by Company personnel.

In addition, an individual’s failure to comply with this Policy may subject the individual to Company-imposed sanctions, including dismissal for cause, whether or not the employee’s failure to comply results in a violation of law. Needless to say, a violation of law, or even an SEC investigation that does not result in prosecution, can tarnish a person’s reputation and irreparably damage a career.

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Company Assistance

Any person who has a question about this Policy or its application to any proposed transaction may obtain additional guidance from the Compliance Director, Alexander Henderson, who can be reached by telephone at (949) 333-1603 or by e-mail at Alex.Henderson@togalimited.com.

Certification

All persons subject to this Policy must certify their understanding of, and intent to comply with, this Policy.

* * *

As adopted by the Board of Directors on June 10, 2020.

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ACKNOWLEDGMENT AND CERTIFICATION

I certify that:

1.	I have read and understand the Company’s Insider Trading Policy (the “Policy”). I understand that the Compliance Director is available to answer any questions I have regarding the Policy.

2.	Since date the Policy became effective, or such shorter period of time that I have been an employee of the Company, I have complied with the Policy.

3.	I will continue to comply with the Policy for as long as I am subject to the Policy.

Signature:

Print name:

Date:

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EXHIBIT A

GUIDELINES FOR RULE 10B5-1 PLANS

Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provides an affirmative defense from insider trading liability under Rule 10b-5. In order to be eligible to rely on this defense, a person subject to the Toga Limited Insider Trading Policy (the “Policy”) must enter into a Rule 10b5-1 plan for transactions in Company Securities (as defined in the Policy) that meets certain conditions specified in the Rule (a “Rule 10b5-1 Plan”). If the Rule 10b5-1 Plan meets the requirements of Rule 10b5-1, Company Securities may be purchased or sold without regard to certain insider trading restrictions. In general, a Rule 10b5‑1 Plan must be entered into in good faith, at a time when the person entering into that Plan is not aware of any material nonpublic information. Once the Rule 10b5-1 Plan has been adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade. The Rule 10b5-1 Plan must either specify the amount, pricing, and timing of transactions in advance or delegate discretion on these matters to an independent third party.

As specified in the Policy, a Rule 10b5-1 Plan must be approved by the Compliance Director and meet the requirements of Rule 10b5-1 and these guidelines. Any Rule 10b5-1 Plan must be submitted for approval ten (10) business days prior to the entry into the Rule 10b5-1 Plan. No further pre-approval of transactions conducted pursuant to the Rule 10b5-1 Plan will be required.

The following guidelines apply to all Rule 10b5-1 Plans:

•	You may not enter into, modify, or terminate a trading program during a blackout period or while in possession of material nonpublic information.

•	All Rule 10b5-1 Plans must have a duration of at least six (6) months and no more than two (2) years.

•	If a Rule 10b5-1 Plan is terminated, you must wait at least thirty (30) calendar days before trading outside of the Rule 10b5-1 Plan.

•	If a trading program is terminated, you must wait until the commencement of the next trading window period (as set forth in the Policy) before a new Rule 10b5-1 plan may be adopted.

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You may not commence sales under a trading program until at least thirty (30) calendar days following the date of establishment of a trading program. Any modification of a trading program must not take effect for at least thirty (30) calendar days from the date of modification.

Each director, officer, and other Section 16 insider understands that the approval or adoption of a preplanned selling program in no way reduces or eliminates such person’s obligations under Section 16 of the Exchange Act, including such person’s disclosure and short-swing trading liabilities thereunder. If any questions arise, such person should consult with their own counsel in implementing a Rule 10b5-1 Plan.

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